Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.375	1	$566,400.00	0.14%	566,400.00	360	766	80.00
5.500	14	8,035,792.39	1.93	573,985.17	360	746	75.68
5.625	15	10,022,217.33	2.40	668,147.82	360	752	70.65
5.750	30	16,892,223.93	4.05	563,074.13	360	751	72.31
5.875	109	67,736,626.98	16.24	621,436.94	359	747	72.39
5.880	1	563,090.49	0.14	563,090.49	359	728	94.56
5.999	1	474,730.52	0.11	474,730.52	357	742	80.00
6.000	209	129,923,006.62	31.16	621,641.18	360	755	72.17
6.125	262	165,577,363.66	39.71	631,974.67	359	752	70.12
6.210	2	982,700.00	0.24	491,350.00	360	707	84.36
6.250	20	15,247,534.00	3.66	762,376.70	360	767	65.91
6.280	1	540,000.00	0.13	540,000.00	360	690	90.00
6.625	1	434,000.00	0.10	434,000.00	360	660	70.00
Total	666	$416,995,685.92	100.00%

(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.010% per annum.  Without the adjustment, the weighted average on the Mortgage Loans was approximately 6.012% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	59	$25,826,635.06	6.19%	437,739.58	6.008	360	743	73.91
450,000.01 – 500,000.00	163	78,158,284.14	18.74	479,498.68	6.004	360	751	71.27
500,000.01 – 550,000.00	102	54,000,674.16	12.95	529,418.37	6.047	359	748	70.68
550,000.01 – 600,000.00	88	50,824,271.74	12.19	577,548.54	5.990	360	751	72.78
600,000.01 – 650,000.00	79	49,680,001.46	11.91	628,860.78	5.989	359	757	69.68
650,000.01 – 700,000.00	21	14,293,504.16	3.43	680,643.06	5.983	360	749	69.33
700,000.01 – 750,000.00	33	23,900,829.28	5.73	724,267.55	5.969	360	743	74.05
750,000.01 – 1,000,000.00	91	79,046,879.13	18.96	868,647.02	6.017	360	756	70.76
1,000,000.01 – 1,500,000.00	24	29,333,185.61	7.03	1,222,216.07	6.051	360	760	68.41
1,500,000.01 – 2,000,000.00	4	7,376,421.18	1.77	1,844,105.30	6.091	359	761	78.53
Above 2,000,000.00	2	4,555,000.00	1.09	2,277,500.00	6.125	360	770	73.22
Total	666	$416,995,685.92	100.00%

(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $626,119.65.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660-679	28	$14,777,202.93	3.54%	527,757.25	6.013	360	668	68.09
680-699	32	17,529,273.00	4.20	547,789.78	5.999	360	690	70.98
700-719	88	55,974,080.06	13.42	636,069.09	6.002	359	710	71.38
720 and Above	518	328,715,129.93	78.83	634,585.19	6.015	359	766	71.45
Total	666	$416,995,685.92	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 752.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	48	$30,078,000.49	7.21%	626,625.01	6.033	359	752	37.35
50.01 to 55.00	21	13,402,009.25	3.21	638,190.92	6.026	360	768	52.72
55.01 to 60.00	37	23,595,250.34	5.66	637,709.47	6.035	358	758	57.65
60.01 to 65.00	41	25,888,615.81	6.21	631,429.65	6.022	360	745	62.83
65.01 to 70.00	85	55,293,496.98	13.26	650,511.73	6.039	359	740	67.84
70.01 to 75.00	65	39,630,380.03	9.50	609,698.15	5.990	360	757	72.95
75.01 to 80.00	356	222,618,071.93	53.39	625,331.66	5.999	360	754	79.47
80.01 to 85.00	3	1,404,875.64	0.34	468,291.88	6.387	359	715	83.69
85.01 to 90.00	6	3,095,444.96	0.74	515,907.49	6.027	359	731	89.24
90.01 to 95.00	4	1,989,540.49	0.48	497,385.12	6.168	360	712	94.24
Total	666	$416,995,685.92	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 71.30%.

(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	45	$28,608,476.74	6.86%	635,743.93	6.029	359	752	36.91
50.01 to 55.00	20	12,460,009.25	2.99	623,000.46	6.019	360	767	52.89
55.01 to 60.00	36	22,669,274.09	5.44	629,702.06	6.026	358	757	57.51
60.01 to 65.00	40	25,289,615.81	6.06	632,240.40	6.020	360	747	62.02
65.01 to 70.00	76	50,352,033.98	12.07	662,526.76	6.039	359	742	67.67
70.01 to 75.00	58	35,719,730.74	8.57	615,857.43	5.999	360	756	72.25
75.01 to 80.00	235	152,255,015.11	36.51	647,893.68	5.995	360	757	78.97
80.01 to 85.00	22	13,620,365.60	3.27	619,107.53	6.046	360	738	78.37
85.01 to 90.00	75	45,483,547.22	10.91	606,447.30	6.015	360	752	79.78
90.01 to 95.00	35	17,792,035.76	4.27	508,343.88	6.040	360	741	79.68
95.01 to 100.00	24	12,745,581.62	3.06	531,065.90	5.990	360	741	79.83
Total	666	$416,995,685.92	100.00%

(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 74.02%.

(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	298	$184,860,433.12	44.33%	620,337.02	6.003	359	752	69.43
Florida	22	13,140,970.01	3.15	597,316.82	6.003	360	739	73.81
Maryland	24	14,229,949.05	3.41	592,914.54	6.000	360	737	75.18
Massachusetts	15	9,677,708.04	2.32	645,180.54	5.910	360	750	73.71
Minnesota	17	11,015,635.00	2.64	647,978.53	6.021	360	752	72.70
New Jersey	16	12,538,578.39	3.01	783,661.15	6.058	360	758	71.38
New York	17	9,821,334.20	2.36	577,725.54	6.063	360	756	70.22
Texas	24	15,106,585.80	3.62	629,441.08	6.052	360	763	72.33
Virginia	40	22,638,353.17	5.43	565,958.83	5.961	360	760	73.36
Washington	25	14,179,098.06	3.40	567,163.92	6.009	360	755	72.05
Other (less than 2%)	168	109,787,041.08	26.33	653,494.29	6.034	359	752	72.70
Total	666	$416,995,685.92	100.00%

(1)
The Other row in the preceding table includes 29 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 1.023% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	160	$99,164,495.75	23.78%	619,778.10	6.032	359	743	64.65
Purchase	360	226,272,910.02	54.26	628,535.86	6.002	360	757	75.11
Refinance (Rate/Term)	146	91,558,280.15	21.96	627,111.51	6.017	359	751	69.08
Total	666	$416,995,685.92	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	3	$2,173,000.00	0.52%	724,333.33	5.938	360	781	76.97
Cooperative	1	497,000.00	0.12	497,000.00	6.000	360	755	71.00
Low-Rise Condominium	29	18,244,714.83	4.38	629,128.10	5.953	360	767	77.57
Planned Unit Development	200	123,938,115.09	29.72	619,690.58	6.005	359	752	72.69
Single Family Residence	433	272,142,856.00	65.26	628,505.44	6.020	359	751	70.20
Total	666	$416,995,685.92	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	644	$401,741,927.97	96.34%	623,822.87	6.011	359	752	71.37
Secondary Residence	22	15,253,757.95	3.66	693,352.63	6.043	360	765	69.27
Total	666	$416,995,685.92	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	526	$327,708,587.00	78.59%	623,020.13	6.016	754	72.23
359	84	54,189,928.40	13.00	645,118.20	5.980	747	68.06
358	31	19,517,667.30	4.68	629,602.17	6.026	739	69.34
357	13	7,491,692.02	1.80	576,284.00	5.999	745	64.33
356	9	6,469,941.48	1.55	718,882.39	6.062	756	66.77
354	1	444,359.76	0.11	444,359.76	6.125	702	68.77
300	1	650,000.00	0.16	650,000.00	5.875	795	59.91
298	1	523,509.96	0.13	523,509.96	6.125	729	67.31
Total	666	$416,995,685.92	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	483	$301,313,917.93	72.26%	623,838.34	6.016	359	752	70.68
120	183	115,681,767.99	27.74	632,140.81	6.002	359	752	72.91
Total	666	$416,995,685.92	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	655	$409,904,648.71	98.30%	625,808.62	6.011	359	752	71.34
12	1	500,000.00	0.12	500,000.00	6.250	360	770	27.10
36	1	578,900.00	0.14	578,900.00	6.000	360	702	70.00
60	9	6,012,137.21	1.44	668,015.25	6.066	359	730	72.10
Total	666	$416,995,685.92	100.00%